First Quarter 2015 Financial Results Conference Call May 7, 2015 NASDAQ: HDNG www.hardinge.com Douglas J. Malone Vice President and Chief Financial Officer Richard L. Simons President and Chief Executive Officer

© Hardinge 2015 www.hardinge.com 2 Safe Harbor Statement This presentation may contain forward-looking statements (within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended). Any such statements are based upon management’s current expectations that involve risks and uncertainties. Any statements that are not statements of historical fact or that are about future events may be deemed to be forward-looking statements. For example, words such as “may”, “will”, “should”, “estimates”, “predicts”, “potential”, “continue”, “strategy”, “believes”, “anticipates”, “plans”, “expects”, “intends” and similar expressions are intended to identify forward-looking statements. The Company’s actual results or outcomes and the timing of certain events may differ significantly from those discussed in any forward-looking statements. The following factors are among those that could cause actual results to differ materially from the forward-looking statements, which involve risks and uncertainties, and that should be considered in evaluating any such statement: fluctuations in the machine tool business cycles, changes in general economic conditions in the U.S. or internationally, the mix of products sold and the profit margins thereon, the relative success of the Company’s entry into new product and geographic markets, the Company’s ability to manage its operating costs, actions taken by customers such as order cancellations or reduced bookings by customers or distributors, competitor’s actions such as price discounting or new product introductions, governmental regulations and environmental matters, changes in the availability of cost of materials and supplies, the implementation of new technologies and currency fluctuations. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise.

© Hardinge 2015 www.hardinge.com 3 Sales ($ in millions) $90 $84 $109 $101 $104 $105 $121 $100 $103 $101 $147 $129 $120 $108 $105 2011 2012 2013 2014 Q1 2015 TTM North America Europe Asia $329 $342 $334 $23 $25 $24 $29 $26 $25 $26 $21 $31 $23 $23 $28 $24 $33 $20 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 North America Europe Asia $79 $69 Quarterly Net Sales Annual Net Sales  Q1 2015 sales were slightly less than prior-year period due to the negative impact of foreign currency translation  First quarter sales are typically negatively impacted by the Chinese Lunar New Year Actual net sales may differ due to rounding. $312 $71 $93 $69 $310

© Hardinge 2015 www.hardinge.com 4 $342 $334 $329 $312 $310 26.7% 29.0% 28.9% 27.9% 27.8% 2011 2012 2013* 2014* Q1 2015 TTM $71 $79 $69 $93 $69 27.1% 28.0% 27.1% 29.1% 26.4% Q1 2014 Q2 2014* Q3 2014 Q4 2014 Q1 2015 Gross Margin Quarterly Sales & Adjusted Gross Margin* Annual Sales & Adjusted Gross Margin* Q1 2015 gross margin was impacted by an inventory valuation adjustment and unfavorable FX translation, partially offset by improved production levels Sales ($ in millions) * Gross Margin for Q2 2014, 2013 and 2014 were adjusted to exclude atypical items. Adjusted Gross Margin is a non-GAAP measure. See supplemental slides for Adjusted Gross Margin reconciliation and other important disclaimers regarding Adjusted Gross Margin. Amounts shown pertain to continuing operations. Actual net sales may differ due to rounding.

© Hardinge 2015 www.hardinge.com 5 $342 $334 $329 $312 $310 $71 $79 $69 $93 $69 4.9% 6.1% 5.3% 1.7% 1.3% 2011 2012* 2013* 2014* Q1 2015 TTM* (0.4)% 2.2% (2.3)% 5.6% (2.0)% Q1 2014* Q2 2014* Q3 2014* Q4 2014* Q1 2015 Operating Margin Quarterly Sales & Adjusted Operating Margin* Annual Sales & Adjusted Operating Margin* Sales ($ in millions) * Operating Margin for all periods shown except for Q1 2015 and 2011 were adjusted to exclude atypical items. Adjusted Operating Margin is a non-GAAP measure. See supplemental slides for Adjusted Operating Margin reconciliation and other important disclaimers regarding Adjusted Operating Margin. Actual net sales may differ due to rounding. Q1 2015 operating margin was unfavorably impacted by an inventory valuation adjustment, investments related to the recently acquired Voumard business and expenses to support higher demand All amounts shown pertain to continuing operations.

© Hardinge 2015 www.hardinge.com 6 $342 $334 $329 $312 $310 $71 $79 $69 $93 $69 7.1% 8.3% 8.2% 4.8% 4.4% 2011 2012 2013 2014 Q1 2015 TTM 3.1% 5.4% 1.1% 8.3% 1.3% Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 EBITDA Margin* Quarterly Sales & Adjusted EBITDA Margin* Annual Sales & Adjusted EBITDA Margin* Sales ($ in millions) * Adjusted EBITDA Margin is a non-GAAP financial measure. Hardinge believes that the use of Adjusted EBITDA Margin helps in the understanding of the Company’s financial results. See supplemental slides for an Adjusted EBITDA Margin reconciliation and other important disclaimers regarding Adjusted EBITDA Margin. Actual net sales may differ due to rounding. All amounts shown pertain to continuing operations. $2.2 $4.2 $0.7 $7.7 $0.9 $24.3 $26.9 $14.9 $27.9 $13.5

© Hardinge 2015 www.hardinge.com 7 $4.6 ($0.7) $1.4 ($2.7) ($1.4) Q1 2014* Q2 2014* Q3 2014* Q4 2014* Q1 2015 Quarterly Adjusted Net (Loss) Income* $12.0 $15.4 $14.9 $2.8 $2.0 2011 2012* 2013* 2014* Q1 2015 TTM* Annual Adjusted Net Income* Net (Loss) Income ($ in millions) * Net Income (Loss) for all periods shown except Q1 2015 and 2011 were adjusted to exclude atypical items. Adjusted Net Income is a non-GAAP measure. See supplemental slides for Adjusted Net Income (Loss) reconciliation and other important disclaimers regarding Adjusted Net Income (Loss). All amounts shown pertain to continuing operations.

© Hardinge 2015 www.hardinge.com 8 Geographic Diversity Creates Larger Addressable Market ($ in millions) Annual Orders $95 $79 $86 $105 $108 $120 $106 $95 $109 $112 $157 $103 $107 $117 $123 2011 2012 2013 2014 Q1 2015 TTM North America Europe Asia $331 $288 $372 $288 Quarterly Orders $24 $27 $22 $32 $27 $29 $23 $26 $31 $32 $28 $30 $27 $32 $34 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 North America Europe Asia $75 $95 $80 $81 Q1 2015 orders improved in all markets over prior-year period, driven by higher demand for grinding machines Actual orders may differ due to rounding. $93 $343

© Hardinge 2015 www.hardinge.com 9 ($ in millions) Backlog Lead times vary by product line  Grinding: six to nine months  Milling and turning: two to six months  Workholding parts and accessories: Standard - next day, Specials – four to eight weeks Backlog Drives 2015 Sales Growth Outlook $43 $45 $48 $47 $56 $47 $46 $47 $48 $61 $11 $12 $12 $10 $11 3/31/2014 6/30/2014 9/30/2014 12/31/2014 3/31/15 Grinding Milling & Turning Workholding Parts & Accessories $107 $128 $101 $103 $105

© Hardinge 2015 www.hardinge.com 10 Source: Oxford Economics Spring 2015 Global Machine Tool Outlook Report Emerging Economies Drive Demand $0 $10 $20 $30 $40 $50 $60 $70 $80 $90 $100 $110 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 Americas Europe Asia World M ac h in e T o ol C o n s u m p ti o n (i n U S $ b ill io n s ) Drivers of Machine Tool Consumption:  Older machines – technologically obsolete  Skilled machinists – shrinking supply  Emerging economies – growing middle class  Global competitiveness – advancing productivity 2014-2018 Forecast CAGR  World ~4%  Asia ~5%  Europe ~4%  Americas ~4% Oxford Economics Machine Tool Forecast $80 billion industry

© Hardinge 2015 www.hardinge.com 11 2015 Expectations  Optimistic outlook for 2015  Orders above $90 million for second consecutive quarter  Strong, growing backlog underpins growth expectation  Economists project further growth in machine tool orders  Considering seasonality, Q3 impacted by European summer vacation season

© Hardinge 2015 www.hardinge.com 12 2020 VISION Hardinge’s 2020 Vision  Capture market share with new products and improved distribution  Penetrate new industrial and geographic end markets  Participate in projected 4% compound annual growth rate of global machine tool demand  Acquire additional Aftermarket Tooling and Accessories businesses (~$60 to $80 million) EBITDA Margin: ~13% Current Strength Enables Achievement of 2020 Vision

NASDAQ: HDNG www.hardinge.com First Quarter 2015 Financial Results Conference Call May 7, 2015

NASDAQ: HDNG SUPPLEMENTAL INFORMATION www.hardinge.com

© Hardinge 2015 www.hardinge.com 15 58 57 59 61 62 2011 2012 2013 2014 Q1 2015 TTM Emphasis on Productivity and Cash Inventory Turns (Monthly Avg) Receivable Days Outstanding (Monthly Avg) * Managed Working Capital is defined as: Receivables + Inventory - Payables - Customer Deposits  At 43%, we believe our managed working capital to be in upper quartile of industry • Building up inventory ahead of expected growth year in 2015  Machine tool industry requires higher inventory to support customers’ needs 38% 41% 43% 41% 43% 2011 2012 2013 2014 Q1 2015 TTM 2.1 1.8 1.9 1.9 1.9 2011 2012 2013 2014 Q1 2015 TTM Managed Working Capital* as a Percent of Sales (Monthly Avg)

© Hardinge 2015 www.hardinge.com 16 $147.0 $161.2 $203.8 $169.6 $169.4 $21.5 $20.0 $26.6 $16.2 $15.1 2011 2012 2013 2014 3/31/2015 Equity Debt $21.7 $26.9 $34.7 $16.3 $18.3 2011 2012 2013 2014 3/31/2015 Financial Strength and Flexibility Total Capitalization ($ in millions) $19.2 $7.6 $3.9 $3.2 $6.0 2011 2012 2013 2014 2015E (1) Reflects expansion capital investments in China and Switzerland of $17.2 million in 2011 and $3.3 million in 2012 (2) Guidance provided on May 7, 2015 Cash & Cash Equivalents Capital Expenditures $168.5 $181.2 $230.4 $185.8 $184.5 Total Capitalization Q1 2015 capex was $0.7 million (1) (1) (2)

© Hardinge 2015 www.hardinge.com 17 Adjusted Gross Profit & Margin Reconciliation ($ in millions) Gross Profit and Gross Margin for 2013, 2014, Q1 2015 TTM, and Q2 2014 were adjusted to exclude atypical items as listed above. Hardinge believes that when used in conjunction with GAAP measures, Adjusted Gross Profit, which is a non-GAAP measure, assists in the understanding of Hardinge’s operating performance. Actual amounts may differ due to rounding. Q1 2015 Q1 Q2 Q3 Q4 Q1 2011 2012 2013 2014 TTM 2014 2014 2014 2014 2015 Sales $ 341.6 $ 334.4 $ 329.5 $ 311.6 $ 309.9 $ 70.9 $ 78.9 $ 68.9 $ 93.0 $ 69.1 Cost of sales 250.5 237.6 236.2 224.8 224.0 51.7 56.9 50.2 66.0 50.9 Gross profit 91.1 96.8 93.3 86.8 85.9 19.2 22.0 18.7 27.0 18.2 Inventory step-up charge - - 1.9 0.1 0.1 - 0.1 - - - Adjusted gross profit $ 91.1 $ 96.8 $ 95.2 $ 86.9 $ 86.0 $ 19.2 $ 22.1 $ 18.7 $ 27.0 $ 18.2 Adjusted gross margin 26.7% 29.0% 28.9% 27.9% 27.8% 27.1% 28.0% 27.1% 29.1% 26.4%

© Hardinge 2015 www.hardinge.com 18 2011 2012 2013 2014 Q1 2015 TTM Net income (loss) 12.0$ 17.9$ 9.9$ (2.1)$ (3.2)$ Impairment charges - - 6.2 5.4 5.4 Income from discontinued operations and gain on disposal of discontinued operation, net of tax - - (5.5) (0.2) - Gain on purchase of business - - - (0.5) (0.5) Inventory step-up charge - - 1.9 0.1 0.1 Acquisition transaction expenses - 0.2 2.2 0.1 0.1 Other adjustments - (2.7) 0.2 - - Adjusted net income 12.0 15.4 14.9 2.8 2.0 Plus: Interest expense, net 0.2 0.7 1.0 0.7 0.6 Adjusted income tax expense 4.4 4.3 1.4 1.6 1.4 Adjusted operating income 16.6 20.4 17.3 5.1 3.9 Depreciation and amortization expense 7.7 7.5 9.6 9.8 9.6 Adjusted EBITDA 24.3$ 27.9$ 26.9$ 14.9$ 13.5$ Sales $341.6 $334.4 $329.5 $311.6 309.9 Adjusted operating margin 4.9% 6.1% 5.3% 1.7% 1.3% Adjusted EBITDA margin 7.1% 8.3% 8.2% 4.8% 4.4% Annual Adjusted Net Income, Operating Income & Margin and EBITDA & Margin Net Income (Loss), Operating Income, Operating Margin, EBITDA and EBITDA Margin in 2012, 2013 and 2014 and Q1 2015 TTM were adjusted to exclude atypical items as listed above. Hardinge believes that when used in conjunction with GAAP measures, Adjusted Net (Loss) Income, Adjusted Operating (Loss) Income and Adjusted EBITDA, which are non-GAAP measures, assist in the understanding of Hardinge’s operating performance. Actual amounts may differ due to rounding. ($ in millions)

© Hardinge 2015 www.hardinge.com 19 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Net (loss) income (0.5)$ 1.3$ (7.6)$ 4.5$ (1.4)$ Impairment charges - - 5.4 - - Gain on disposal of discontinued operation, net of tax (0.2) - - - - Gain on purchase of business - - (0.5) - - Inventory step-up charge - 0.1 - - - Acquisition transaction expenses - - - 0.1 - Adjusted net (loss) income (0.7) 1.4 (2.7) 4.6 (1.4) Plus: Interest expense, net 0.2 0.1 0.2 0.2 0.1 Adjusted income tax expense 0.2 0.2 0.9 0.4 (0.1) Adjusted operating (loss) income (0.3) 1.7 (1.6) 5.2 (1.4) Depreciation and amortization expense 2.5 2.5 2.3 2.5 2.3 Adjusted EBITDA 2.2$ 4.2$ 0.7$ 7.7$ 0.9$ Sales 70.9 78.9 68.9 93.0 69.1 Adjusted operating margin (0.4)% 2.2% (2.3)% 5.6% (2.0)% Adjusted EBITDA margin 3.1% 5.4% 1.1% 8.3% 1.3 % Quarterly Adjusted Net (Loss) Income, Operating (Loss) Income & Margin and EBITDA & Margin ($ in millions) Quarterly Net (Loss) Income, Operating (Loss) Income, Operating Margin, EBITDA and EBITDA Margin in Q1 2014, Q2 2014, Q3 2014 and Q4 2014 were adjusted to exclude atypical items as listed above. Hardinge believes that when used in conjunction with GAAP measures, Adjusted Net (Loss) Income , Adjusted Operating (Loss) Income and Adjusted EBITDA, which are non-GAAP measures, assist in the understanding of Hardinge’s operating performance. Actual amounts may differ due to rounding.

© Hardinge 2015 www.hardinge.com 20 6/30/2013 9/30/2013 12/31/2013 3/31/2014 6/30/2014 9/30/2014 12/31/2014 3/31/2015 Sales 79.4$ 79.8$ 103.1$ 70.9$ 78.9$ 68.9$ 93.0$ 69.1$ Cost of sales 56.6 57.7 73.7 51.7 56.9 50.2 66.0 50.9 Gross profit 22.8 22.1 29.4 19.2 22.0 18.7 27.0 18.2 Gross profit margin 28.7% 27.7% 28.6% 27.1% 27.9% 27.1% 29.1% 26.4% Selling, general and administrative expenses 20.0 19.6 21.8 19.1 20.1 20.1 21.7 19.6 Impairment charges - - 6.2 - - 5.8 - - Other expense (income) 0.1 (0.1) 0.1 0.4 0.3 (0.3) 0.2 - Income (loss) from operations 2.7 2.6 1.3 (0.3) 1.6 (6.9) 5.1 (1.4) Operating margin 3.4% 3.2% 1.3% (0.4)% 2.1% (10.0)% 5.5% (2.0)% Interest expense, net 0.3 0.3 0.3 0.2 0.1 0.2 0.2 0.1 Income (loss) from continuing operations before income taxes 2.4 2.3 1.0 (0.5) 1.5 (7.1) 4.9 (1.5) Income tax expense (benefit) 0.3 1.1 (0.1) 0.2 0.2 0.5 0.4 (0.1) Income (loss) from continuing operations 2.1$ 1.2$ 1.1$ (0.7)$ 1.3$ (7.6)$ 4.5$ (1.4)$ Income from discontinued operations, and gain from disposal of discontinued operation, net of tax 0.2 0.3 5.0 0.2 - - - - Net income (loss) 2.3$ 1.5$ 6.1$ (0.5)$ 1.3$ (7.6)$ 4.5$ (1.4)$ Basic earnings (loss) per share Continuing operations 0.18$ 0.10$ 0.09$ (0.05)$ 0.11$ (0.60)$ 0.36$ (0.11)$ Discontinued operations 0.01 0.03 0.41 0.01 - - - - Earnings (loss) per share 0.19$ 0.13$ 0.50$ (0.04)$ 0.11$ (0.60)$ 0.36$ (0.11)$ Diluted earnings (loss) per share Continuing operations 0.18$ 0.10$ 0.09$ (0.05)$ 0.11$ (0.60)$ 0.35$ (0.11)$ Discontinued operations 0.01 0.03 0.41 0.01 - - - - Earnings (loss) per share 0.19$ 0.13$ 0.50$ (0.04)$ 0.11$ (0.60)$ 0.35$ (0.11)$ Cash dividends declared per share 0.02$ 0.02$ 0.02$ 0.02$ 0.02$ 0.02$ 0.02$ 0.02$ Weighted avg. shares outstanding: Basic 11.7 11.7 12.2 12.5 12.7 12.7 12.7 12.7 Weighted avg. shares outstanding: Diluted 11.8 11.8 12.3 12.5 12.8 12.7 12.8 12.7 Quarter Ended Quarterly Financial Appendix Actual amounts may differ due to rounding. (in millions, except per share data)